UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2024 (October 11, 2024)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 41st Avenue, #523, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of Registrant

As previously disclosed, Shift Technologies, Inc. (the “Company”) and certain of its direct and indirect subsidiaries commenced bankruptcy cases by filing voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). On September 26, 2024, the Combined Disclosure Statement and Chapter 11 Plan of the Company and certain of its direct and indirect subsidiaries dated July 16, 2024 (the “Plan of Liquidation”) was approved by the Bankruptcy Court. On October 15, 2024, the Company filed a Notice of Entry of Confirmation Order and Occurrence of Effective Date of Debtors’ Combined Disclosure Statement and Joint Chapter 11 Plan Dated July 16, 2024 (the “Notice of Effectiveness”) with the Bankruptcy Court. The Notice of Effectiveness is attached hereto as Exhibit 99.1 and incorporated by reference hereto.

Pursuant to the Plan of Liquidation, the Board of Directors of the Company was dissolved effective October 11, 2024, and Jim Skinner, Kim Sheehy, Adam Nash and Ayman Moussa completed their service as directors of the Company as of that date. In addition, Mr. Moussa completed his service as the Company’s Chief Executive Officer as of that date.

All operations of the Company have ceased, and the Company has dissolved, as of October 11, 2024. Pursuant to the Plan of Liquidation, the assets of the Company will be transferred to the Shift Technologies Liquidating Trust for distribution to creditors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Incorporated by reference to Item 5.01 above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Notice of Entry of Confirmation Order and Occurrence of Effective Date of Debtors’ Combined Disclosure Statement and Joint Chapter 11 Plan Dated July 16, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: October 16, 2024	/s/ Matthew English
	Name:	Matthew English
	Title:	Trust Officer, Shift Technologies Liquidating Trust

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